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THE JAPAN FUND, INC.

Annual Report

December 31, 2001

Classes A, B and C

Zurich Scudder Investments, Inc. Investment Advisor

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Directors and Officers

<Click Here> Account Management Resources

The Japan Fund, Inc.	Nasdaq Symbol	CUSIP Number
Class A	AJPNX	471070-201
Class B	BJPNX	471070-300
Class C	CJPNX	471070-409

Zurich Scudder Investments, Inc. is a leading global investment management firm, managing more than $325 billion in assets for individuals, corporate clients, retirement and pension plans, and insurance companies.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com, talk to your financial representative or call Shareholder Services at (800) 53-JAPAN. The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Performance Summary December 31, 2001

Average Annual Total Returns* (Unadjusted for Sales Charges)
The Japan Fund, Inc.	1-Year	3-Year	5-Year	10-Year
Class A(a)	-34.07%	1.46%	1.94%	-.14%
Class B(a)	-34.31%	.92%	1.32%	-.80%
Class C(a)	-34.07%	.98%	1.35%	-.79%
TOPIX+	-29.80%	-5.96%	-9.12%	-5.35%

Net Asset Value
	Class A	Class B	Class C
Net Asset Value: 12/31/01	$ 6.58	$ 6.53	$ 6.54
12/31/00	$ 9.98	$ 9.94	$ 9.92

Class A Lipper Rankings* - Japanese Equity Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	43	of	52	82

Rankings are historical and do not guarantee future results.

Source: Lipper, Inc.

(a) On May 1, 2000 the fund began offering additional classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Japan Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
-- The Japan Fund, Inc. - Class A(c) -- TOPIX+

Years Ended December 31

Comparative Results* (Adjusted for Sales Charge)
The Japan Fund, Inc.		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,214	$9,845	$10,375	$9,293
	Average annual total return	-37.86%	-.52%	.74%	-.73%
Class B(c)	Growth of $10,000	$6,382	$10,125	$10,603	$9,226
	Average annual total return	-36.18%	.42%	1.18%	-.80%
Class C(c)	Growth of $10,000	$6,593	$10,296	$10,695	$9,241
	Average annual total return	-34.07%	.98%	1.35%	-.79%
TOPIX+	Growth of $10,000	$7,020	$8,315	$6,199	$5,768
	Average annual total return	-29.80%	-5.96%	-9.12%	-5.35%

The growth of $10,000 is cumulative.

* Lipper, Inc. rankings are based on net asset value and do not include the effect of sales charges. Returns and rankings during all periods shown reflect a temporary fee and/or expense waiver. Without this waiver, returns and rankings would have been lower. Rankings are for Class A shares; rankings for share classes may vary.
(b) The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
(c) On May 1, 2000 the fund began offering an additional three classes of shares, namely the Class A, B and C shares described herein. Returns shown for Class A, B and C shares for the periods prior to their inception are derived from the historical performance of Class S shares of the Japan Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for sales charge, but redemptions within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Tokyo Stock Exchange Stock Price Index (TOPIX) is an unmanaged capitalization-weighted measure (adjusted in U.S. dollars) of all shares listed on the first section of the Tokyo Stock Exchange. Index returns assume dividends are reinvested net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 for the fund's most up-to-date performance.

Portfolio Management Review

The Japan Fund, Inc.: A Team Approach to Investing

[Portfolio Manager(s) Photograph(s)]

The Japan Fund, Inc. is managed by a team of Zurich Scudder Investments, Inc. (the "Advisor") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Advisor's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Advisor believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead Portfolio Manager Seung Kwak assumed responsibility for the fund's investment strategy and daily operation in 1994 and has been a member of the portfolio management team since 1989. Mr. Kwak has directed our Tokyo-based research effort since he joined the Advisor in 1988.

Portfolio Manager Sean Lenihan helps set the fund's general investment strategy. Mr. Lenihan began his investment career in 1994 and joined the Advisor in 2001. He became a member of the portfolio management team in 2001.

With intensifying global and domestic economic malaise, 2001 was a second grim year for Japanese equities, and for the second year running, the TOPIX index was the worst-performing developed-market index. Blue chip stocks fell through much of the year, with the exception of a six-week rally when Koizumi took over as prime minister in April, and a slight rebound in the last quarter. Portfolio Managers Seung Kwak and Sean Lenihan comment on The Japan Fund's performance in this environment.

Q: How would you characterize the Japanese economy and market for the one-year period?

A: Economic weakness intensified during the period, and preliminary data for the third quarter indicates a third recession within 10 years. A primary cause was an adjustment within the normal business cycle, as global overcapacity and high inventories in the technology sector resulted in a dramatic decline in orders and pricing. For example, D-RAM prices fell by more than 90 percent during 2001 before rebounding sharply in the final months of the year. There are other factors behind Japan's declining economic growth as well. Consumption fell in response to higher unemployment - an increasing number of Japanese consumers had less income and thus less money to spend. The primary cause of declining growth, however, was a collapse in net exports. That is, fewer foreigners were buying Japanese products. In an effort to attract buyers at home and overseas, manufacturers lowered prices. As a result, deflation - the decline in consumer prices - remained strong.

The arguments over how to clean up Japanese banks' balance sheets persisted throughout the year. Bankruptcies increased, particularly among medium-size and smaller companies. Banks, encouraged by Japan's Financial Services Agency, responded to these bankruptcies by choosing to classify their doubtful loans more strictly. This led to an increase in the bankruptcy reserves they made on their balance sheets. Current profits are depressed by this action, though future profitability will not be affected by subsequent write-offs of these nonperforming loans, or NPLs.

Finally, the yen depreciated against the U.S. dollar throughout the period. This trend intensified after Japan's sovereign debt was downgraded in December.

During the first half of the year, value stocks generally dominated, as under recessionary conditions, investors looked to defensive sectors such as utilities, oil, coal, iron and steel. Typically, growth prospects are limited in such industries, although dividends are high - in some cases exceeding the yields on government bonds. Conversely, valuations on growth stocks, particularly those related to the U.S. technology correction, fell sharply.

Equity performance in the last four months of the year was heavily influenced by the terrorist attacks in the United States. The extra liquidity resulting from the consequent fiscal and monetary easing flowed into the global economy, minimizing the effects on the U.S. consumer, as well as stock and bond markets. This helped to boost valuations in the computer and semiconductor sectors in particular.

Against this backdrop of weak demand, corporate Japan found it hard to grow profits. However, the pressure to grow profits created a powerful force toward restructuring. The lack of sales growth forced companies to focus on limiting cost growth. Some chose the traditional route in Japan of restricting employee salaries and growth. Others took more radical routes that did not protect employment, such as outsourcing production and closing down or selling unprofitable or noncore businesses.

Q: How did The Japan Fund perform in this environment?

A: The year 2001 has been disappointing. For the one-year period ended December 31, 2001, The Japan Fund declined 34.07 percent (Class A shares unadjusted for sales charges), compared with its average peer in Lipper's Japanese Funds category, which fell 30.35 percent, and the TOPIX, which declined 29.8 percent (in U.S. dollar terms) for the period.

Industry allocations are strictly residual to our bottom-up, stock selection management process, but they were, unfortunately, largely responsible for the fund's poor performance, particularly within the financials sector. Financial stocks were out of favor for several reasons. These include the declining market, waning retail interest, the aftermath of September 11, bankruptcies and the ensuing NPL write-offs. Our underweight in utilities and auto manufacturers also hurt performance.

Stock selection across a range of industries helped to offset some of the damage, however. Air-conditioner manufacturer Daikin, as an example of a top contributor, reported a 12 percent increase in operating profits and market share gains in China and Europe. Daikin management is selling noncore businesses so that it can focus entirely on air conditioners, which has improved the company's profitability.

Q: Certainly the past year has been discouraging for shareholders. What improvement could we expect in Japan's market environment in 2002?

A: While we cannot predict the future, there are several possibilities for improvement in the market environment.

• There are continuing signs that the fiscal and monetary support in the United States has been successful in stimulating global consumer confidence. The U.S. recession may already be past the worst.

• With the TOPIX back to the low points of October 1998 and March 2001, valuations - the price of a stock compared with what the portfolio management team believes a company is worth - are once again at historic lows. This generally means Japanese stocks are on sale, presenting good buying opportunities, especially if the issuing company is, in our view, exceptional. These low prices already reflect the weak corporate environment, so we don't expect them to fall much further.

• Bank valuations are especially low. The stock prices are even more attractive in a case in which a bank could resolve its NPL issues. This is not impossible. The experience of the Bank of Yokohama demonstrates how credit costs can fall back to normal levels once the bad debts are appropriately written off.

• Export companies are positioned to do well. The weak yen makes these companies' products attractive to foreign buyers, because for the time being, Japanese products are cheaper. Continued improvement in global consumer confidence would help exporters as well.

• As we experienced with Daikin during the period under review, it's clear that restructuring can help a company's profitability. Restructuring as a trend in corporate Japan is still intact.

• While the Koizumi administration has been essentially ineffective thus far, there are signs that he is focusing again on the domestic agenda. If he were to make progress with his reform objectives, Japanese equities would likely react positively. He has thus far provided for a modest fiscal supplementary package for 2002. This package could help support the Japanese economy to a limited extent.

There are certainly risks to these scenarios. We are skeptical whether U.S. profits will improve dramatically given the pressure on consumer pricing. For example, zero-percent financing may sell autos, but it will reduce manufacturers' profits. That's because historically, a significant percentage of these profits came from the interest generated by these financing loans. Also, yen weakness encourages capital flight among financial institutions. Another credit downgrade of sovereign debt would only intensify this capital flight. Additionally, the economy could weaken more than we expect, and the inability of the Koizumi administration to provide structural reform could persist.

Q: What are you doing to improve the fund's performance given these potential opportunities and risks?

A: We are positioning the portfolio to capture the trends we estimate are more likely to materialize. The mainstay of the portfolio continues to be individual stock selection, and we continue to focus on restructuring opportunities. The portfolio is also positioned to benefit from the emergence of China as a low-cost manufacturing center in the world. We are addressing this opportunity through our investments in trading companies, and also in companies with extensive manufacturing facilities in China. We remain invested in the electronics sector, where we expect significant profit recoveries from 2001's depressed levels. Finally, we believe our investment hypothesis that banks and securities houses are poised to benefit from change in Japan remains intact; we remain overweight.

We are also tightening our established risk management process. As we mentioned earlier, industry selection was the major drag on performance for the period and for 2001 as a whole. In the previous five years, our industry selection had been a strong positive contributor, accounting for approximately 20 percent of overall returns. As we've indicated, we view industry risk as residual to the stock selection process. However, in light of the negative contribution to 2001 performance, we have made the process by which we monitor unintended risks, including industry tilts, more formal.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions.

Portfolio Summary December 31, 2001

Asset Allocation	12/31/01	12/31/00

Equity Holdings	99%	99%
Cash Equivalents	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Manufacturing	30%	21%
Financial	19%	24%
Service Industries	17%	6%
Consumer Staples	7%	10%
Durables	6%	1%
Technology	5%	12%
Communications	5%	7%
Health	4%	7%
Construction	3%	-
Transportation	2%	4%
Consumer Discretionary	2%	4%
Energy	-	3%
Other	-	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2001 (36.3% of Portfolio)
1. Toppan Printing Co., Ltd. Provider of commercial and publication printing services	4.6%
2. Toyota Motor Corp. Manufacturer of diversified automotive products	4.2%
3. NTT DoCoMo, Inc. Provider of various telecommunication services and equipment	4.1%
4. Mitsubishi Corp. Operator of a general trading company	3.9%
5. Fuji Photo Film Co., Ltd. Manufacturer of film and cameras	3.6%
6. Nomura Holdings, Inc. Provider of financial services	3.4%
7. Canon, Inc. Producer of visual image and information equipment	3.4%
8. Daikin Industries Ltd. Manufacturer of air conditioning equipment	3.2%
9. Mitsui & Co., Ltd. Operator of a general trading company	3.0%
10. Bank of Yokohama Ltd. Provider of banking services	2.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Shares	Value ($)
Common Stocks 98.8%
Communications 4.6%
Telephone/Communications
Japan Radio Co., Ltd.*	503,000	1,643,264
NTT DoCoMo, Inc.	1,144	13,447,523
		15,090,787
Construction 2.5%
Building Products
Kajima Corp.	1,365,000	3,709,183
Nishimatsu Construction Co., Ltd.	348,000	1,030,639
Taisei Corp.	1,547,000	3,353,546
		8,093,368
Consumer Discretionary 2.4%
Department & Chain Stores 1.7%
Ito-Yokado Co., Ltd.	122,000	5,512,862
Recreational Products 0.7%
Oriental Land Co., Ltd.	33,100	2,276,399
Consumer Staples 7.0%
Consumer Electronic and Photographic 3.6%
Fuji Photo Film Co., Ltd.	331,000	11,824,136
Food & Beverage 3.4%
Ajinomoto Co., Inc.	939,000	9,174,258
Katokichi Co. Ltd.	127,100	2,027,624
		11,201,882
Durables 5.6%
Automobiles
Honda Motor Co., Ltd.	120,200	4,798,458
Toyota Motor Corp.	540,300	13,692,054
		18,490,512
Financial 19.2%
Banks 8.1%
Bank of Yokohama Ltd.	2,746,000	9,578,826
The Chiba Bank Ltd.	2,442,000	7,977,834
Sumitomo Mitsui Banking Corp.	773,400	3,276,368
Sumitomo Trust & Banking Co., Ltd.	1,409,000	5,721,609
		26,554,637
Business Finance 1.3%
Mizuho Holdings, Inc.	2,105	4,290,016
Other Financial Companies 8.1%
Daiwa Securities Group, Inc.	934,000	4,912,037
Japan Securities Finance Co., Ltd.	271,000	796,390
Nikko Cordial Co., Ltd.	1,171,000	5,228,876
Nomura Holdings, Inc.	878,000	11,258,988
ORIX Corp.	49,660	4,450,106
		26,646,397
Real Estate 1.7%
Mitsubishi Estate Co., Ltd.	232,000	1,698,252
Mitsui Fudosan Co., Ltd.	497,000	3,793,604
		5,491,856
Health 4.2%
Pharmaceuticals
Taisho Pharmaceutical Co., Ltd.	191,000	3,003,282
Takeda Chemical Industries Ltd.	155,000	7,015,876
Yamanouchi Pharmaceutical Co., Ltd.	142,000	3,750,248
		13,769,406
Manufacturing 30.0%
Chemicals 3.2%
Nitto Denko Corp.	190,100	4,396,633
Shin-Etsu Chemical Co., Ltd.	172,900	6,216,007
		10,612,640
Containers & Paper 3.2%
Nippon Unipac Holding	1,204	5,376,231
OJI Paper Co., Ltd.	1,271,000	5,054,507
		10,430,738
Diversified Manufacturing 3.2%
NGK Insulators Ltd.	553,000	4,098,641
Nintendo Co., Ltd.	37,000	6,481,566
		10,580,207
Electrical Products 3.5%
Sharp Corp.	691,000	8,085,665
Yaskawa Electric Corp.	1,011,000	3,472,636
		11,558,301
Industrial Specialty 5.8%
Asahi Glass Co., Ltd.	552,000	3,265,400
Daikin Industries Ltd.	663,000	10,399,702
Yokogawa Electric Corp.	680,000	5,424,014
		19,089,116
Machinery/Components/Controls 4.7%
Keyence Corp.	18,200	3,027,082
Kubota Corp.	1,934,000	5,078,208
Misumi Corp.	66,251	2,128,973
NSK Ltd.	442,000	1,524,952
SMC Corp.	35,400	3,604,580
		15,363,795
Office Equipment/Supplies 3.4%
Canon, Inc.	320,000	11,015,953
Wholesale Distributors 3.0%
Mitsui & Co., Ltd.	2,011,000	9,962,133
Service Industries 16.6%
Environmental Services 1.6%
Sanix, Inc.	139,150	5,225,693
Miscellaneous Commercial Services 3.5%
Benesse Corp.	163,500	4,243,188
Itochu Corp.	1,243,000	2,808,396
Nichii Gakkan Co.	115,500	4,637,280
		11,688,864
Miscellaneous Consumer Services 5.8%
Matsui Securities Co., Ltd*	154,700	2,217,591
Mitsubishi Corp.	2,000,000	12,991,375
Yamada Denki Co., Ltd.	53,600	3,763,987
		18,972,953
Printing/Publishing 5.7%
Dai Nippon Printing Co., Ltd.	359,000	3,589,726
Toppan Printing Co., Ltd.	1,630,000	15,042,134
		18,631,860
Technology 4.8%
Diverse Electronic Products 1.4%
Matsushita Electric Industrial Co., Ltd.	348,000	4,470,529
Electronic Components/Distributors 3.4%
Murata Manufacturing Co., Ltd.	105,000	6,299,519
NEC Corp.	154,000	1,571,621
Nidec Corp.	67,200	3,539,272
		11,410,412
Transportation 1.9%
Railroads
East Japan Railway Co.	663	3,203,412
Keihin Electric Express Railway Co., Ltd.	403,000	1,525,746
Keio Electric Railway Co., Ltd.	298,000	1,467,140
		6,196,298
Total Common Stocks (Cost $426,530,151)		324,451,750
	Principal Amount ($)	Value ($)
Repurchase Agreements 1.2%
Salomon Smith Barney, 1.75%, to be repurchased at $4,093,398 on 1/2/2002 (b) (Cost $4,093,000)	4,093,000	4,093,000
Total Investment Portfolio - 100.0% (Cost $430,623,151) (a)		328,544,750

* Non-income producing security.
(a) The cost for federal income tax purposes was $437,522,934. At December 31, 2001, net unrealized depreciation for all securities based on tax cost was $108,978,184. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,266,072 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $110,244,256.
(b) Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $430,623,151)	$ 328,544,750
Cash	199
Receivable for investments sold	47,637
Dividends receivable	21,800
Interest receivable	233
Receivable for Fund shares sold	578,703
Other assets	12,200
Total assets	329,205,522
Liabilities
Payable for investments purchased	1,533,341
Payable for Fund shares redeemed	1,308,544
Accrued management fee	305,120
Accrued Directors' retirement benefits	419,085
Other accrued expenses and payables	272,503
Total liabilities	3,838,593
Net assets, at value	$ 325,366,929
Net Assets
Net assets consist of: Net unrealized appreciation (depreciation) on:
Investments	(102,078,401)
Foreign currency related transactions	5,882
Accumulated net realized gain (loss)	(103,158,706)
Paid-in capital	530,598,154
Net assets, at value	$ 325,366,929

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of December 31, 2001 (continued)
Net Asset Value
Class S Net Asset Value, offering and redemption price per share ($323,054,023 / 48,728,009 shares of capital stock outstanding, $.333 par value, 300,000,000 shares authorized) (a)	$ 6.63
Class A Net Asset Value and redemption price per share ($1,938,837 / 294,576 shares of capital stock outstanding, $.333 par value, 100,000,000 shares authorized)	$ 6.58
Maximum offering price per share (100 / 94.25 of $6.58)	$ 6.98
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($119,712 / 18,329 outstanding shares of capital stock, $.333 par value, 50,000,000 shares authorized)
$ 6.53
Class C
Net Asset Value, offering and redemption price per share (subject to contingent deferred sales charge) per share ($254,357 / 38,917 outstanding shares of capital stock, $.333 par value, 50,000,000 shares authorized)
$ 6.54

(a) Redemption price per share for shares held less than six months is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $444,301)	$ 2,515,010
Interest	460,393
Total Income	2,975,403
Expenses: Management fee	3,330,953
Services to shareholders	1,167,852
Custodian and accounting fees	341,632
Distribution services fees	7,146
Auditing	89,985
Legal	244,044
Directors' fees and expenses	286,718
Reports to shareholders	48,967
Registration fees	137,079
Other	204,278
Total expenses, before expense reductions	5,858,654
Expense reductions	(10,915)
Total expenses, after expense reductions	5,847,739
Net investment income (loss)	(2,872,336)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(88,339,464)
Foreign currency related transactions	(267,631)
(88,607,095)
Net unrealized appreciation (depreciation) during the period on:
Investments	(83,310,752)
Foreign currency related transactions	7,504
(83,303,248)
Net gain (loss) on investment transactions	(171,910,343)
Net increase (decrease) in net assets resulting from operations	$ (174,782,679)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2001	2000
Operations: Net investment income (loss)	$ (2,872,336)	$ (3,348,704)
Net realized gain (loss) on investment transactions	(88,607,095)	196,630,282
Net unrealized appreciation (depreciation) on investment transactions during the period	(83,303,248)	(389,559,834)
Net increase (decrease) in net assets resulting from operations	(174,782,679)	(196,278,256)
Distributions to shareholders from: Net investment income: Class S	-	(33,374,786)
Net realized gains: Class AARP	-	(20,297)
Class S	-	(102,348,513)
Class A	-	(40,862)
Class B	-	(8,344)
Class C	-	(1,812)
Fund share transactions: Proceeds from shares sold	628,819,649	3,614,123,087
Reinvestment of distributions	-	121,136,708
Cost of shares redeemed	(688,216,721)	(3,933,451,734)
Redemption fees	558,363	-
Net increase (decrease) in net assets from Fund share transactions	(58,838,709)	(198,191,939)
Increase (decrease) in net assets	(233,621,388)	(530,264,809)
Net assets at beginning of period	558,988,317	1,089,253,126
Net assets at end of period (including accumulated distributions in excess of net investment income of $370,244 at December 31, 2000)	$ 325,366,929	$ 558,988,317

The accompanying notes are an integral part of the financial statements.

Class A

Years Ended December 31,	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.98	$ 14.61
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.08)
Net realized and unrealized gain (loss) on investment transactions	(3.36)	(3.68)
Total from investment operations	(3.41)	(3.76)
Less distributions from: Net realized gains on investment transactions	-	(.87)
Total distributions	-	(.87)
Redemption fees	.01	-
Net asset value, end of period	$ 6.58	$ 9.98
Total Return (%)[c]	(34.07)[d]	(25.78)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2.477
Ratio of expenses before expenses reductions (%)	2.14	1.40*
Ratio of expenses after expenses reductions (%)	1.40	1.40*
Ratio of net investment income (loss) (%)	(.72)	(.41)*
Portfolio turnover rate (%)	70	74

a For the period from May 1, 2000 (commencement of sales of Class A) to December 31, 2000.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B

Years Ended December 31,	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.94	$ 14.61
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.12)
Net realized and unrealized gain (loss) on investment transactions	(3.30)	(3.68)
Total from investment operations	(3.42)	(3.80)
Less distributions from: Net realized gains on investment transactions	-	(.87)
Total distributions	-	(.87)
Redemption fees	.01	-
Net asset value, end of period	$ 6.53	$ 9.94
Total Return (%)[c]	(34.31)[d]	(26.06)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.120	.103
Ratio of expenses before expenses reductions (%)	2.89	2.17*
Ratio of expenses after expenses reductions (%)	2.17	2.17*
Ratio of net investment income (loss) (%)	(1.49)	(1.54)*
Portfolio turnover rate (%)	70	74

a For the period from May 1, 2000 (commencement of sales of Class B) to December 31, 2000.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class C

Years Ended December 31,	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 9.92	$ 14.61
Income (loss) from investment operations: Net investment income (loss)[b]	(.12)	(.13)
Net realized and unrealized gain (loss) on investment transactions	(3.27)	(3.69)
Total from investment operations	(3.39)	(3.82)
Less distributions from: Net investment income	-	(.87)
Total distributions	-	(.87)
Redemption fees	.01	-
Net asset value, end of period	$ 6.54	$ 9.92
Total Return (%)[c]	(34.07)[d]	(26.20)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.254	.023
Ratio of expenses before expenses reductions (%)	2.57	2.15*
Ratio of expenses after expenses reductions (%)	2.15	2.15*
Ratio of net investment income (loss) (%)	(1.47)	(1.61)*
Portfolio turnover rate (%)	70	74

a For the period from May 1, 2000 (commencement of sales of Class C) to December 31, 2000.
b Based on average shares outstanding during the period.
c Total return does not reflect the effect of any sales charges.
d Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

The Japan Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges. Certain detailed information for the Class S shares is provided separately and is available upon request.

In 2000, the Fund offered Class AARP shares. Shares of Class AARP were designed for members of AARP and were not subject to initial or contingent deferred sales charges. Effective December 29, 2000, Class AARP shares were closed to new investors and on March 31, 2001 were liquidated.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Under the United States-Japan Tax Treaty, as presently in effect, the government of Japan imposes a nonrecoverable withholding tax of 15% on dividends and 10% on interest earned by the Fund from Japanese issuers. Under the Treaty, there is no Japanese withholding tax on realized capital gains.

At December 31, 2001 the Fund had a net tax basis capital loss carryforward of approximately $84,101,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date, whichever occurs first.

In addition, from November 1, 2001 through December 31, 2001, the Fund incurred approximately $12,200,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign-denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (84,101,000)
Unrealized appreciation (depreciation) on investments	$ (108,978,184)

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Redemption Fees. Effective March 16, 2001, a redemption fee policy went into effect for the Class S shares of the Fund. Upon redemption or exchange of Class S shares held less than six months, a fee of 2% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $300,370,089 and $370,931,986, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.85% of the first $100,000,000 of the Fund's average daily net assets, 0.75% of the next $200,000,000 of such net assets, 0.70% of the next $300,000,000 of such net assets and 0.65% of such net assets in excess of $600,000,000, computed and accrued daily and payable monthly. Accordingly, for the year ended December 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annual effective rate of 0.76% of the Fund's average daily net assets.

Under the Management Agreement, the Advisor has entered into an Investment Advisory, Management and Administration Agreement with Zurich Scudder Investments Japan, Inc. and agrees to pay a monthly fee, equal to an annual rate of 0.28% of the Fund's average daily net assets.

In addition, for the year ended December 31, 2001, the Advisor and certain of its subsidiaries voluntarily maintained the annualized expenses of Class A, B and C shares at no more than 1.40%, 2.17% and 2.15%, respectively, of average daily net assets.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc., ("SDI"), formerly Kemper Distributors, Inc., a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended December 31, 2001, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at December 31, 2001
Class B	$ 1,131	$ 68
Class C	2,043	129
	$ 3,174	$ 197

In addition, SDI provides information and administrative services ("Service Fee") to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2001, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at December 31, 2001
Class A	$ 2,925	$ 983	$ 459
Class B	372	99	24
Class C	675	228	62
	$ 3,972	$ 1,310	$ 545

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Classes A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2001 aggregated $91.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended December 31, 2001, the CDSC for Classes B and C aggregated $755 and $6,031, respectively.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund's Class A, B and C shares. No amount was charged to Classes A, B and C by SISC after a waiver of $7,691, $992 and $922, respectively. Scudder Service Corporation ("SSC"), a subsidiary of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Class S shares. The amount charged to the Class S shares by SSC for shareholder services aggregated $480,887, all of which is paid at December 31, 2001.

Directors' Fees and Expenses. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings.

D. Directors' Retirement Benefits

Under a retirement program, independent members of the Board of Directors who meet certain criteria become eligible to participate in an unfunded noncontributory defined benefit retirement program. Under this program monthly payments will be made for a period of 120 months by the Fund based on the individual's final year basic Director's fees and length of service. For the year ended December 31, 2001, Directors' retirement expense amounting to $48,308 is included in Directors' fees and expenses in the statement of operations. Included in the statement of assets and liabilities at December 31, 2001, is $419,085 accrued by the Fund for such benefits.

The actuarially computed net pension cost for the year ended December 31, 2001 of $48,308 consisted of service expense of $10,024, interest expense of $26,436 and amortization of prior service cost of $11,848. In determining the actuarial present value of the projected benefit obligation, the interest rate used for the weighted average discount rate was 7.5%. On January 1, 2001, the projected benefit obligation for service rendered to date was $369,949. During 2001, the projected benefit obligation increased due to service cost, interest cost and additional benefits of $10,024, $26,436 and $76,425, respectively, and decreased due to benefits paid and actuarial losses in the amounts of $37,430 and $25,219, respectively. The projected benefit obligation at December 31, 2001 was $420,185.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based upon net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2001		Year Ended December 31, 2000
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	-	$ -	39,517*	$ 508,118*
Class S	69,807,725	597,439,193	263,989,792	3,582,719,383
Class A	3,328,455	25,898,650	2,254,909**	29,994,738**
Class B	155,958	1,307,096	13,027**	173,553**
Class C	529,729	4,174,710	59,502**	727,295**
		$ 628,819,649		$ 3,614,123,087
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	$ -	1,781*	$ 17,866*
Class S	-	-	9,293,067	121,071,659
Class A	-	-	3,827**	38,268**
Class B	-	-	712**	7,104**
Class C	-	-	182**	1,811**
		$ -		$ 121,136,708
Shares redeemed
Class AARP***	(25,146)	$ (240,058)	(16,152)*	$ (205,835)*
Class S	(76,997,805)	(658,467,454)	(283,755,548)	(3,902,879,840)
Class A	(3,081,715)	(24,337,550)	(2,210,900)**	(29,619,118)**
Class B	(147,982)	(1,247,069)	(3,386)**	(42,195)**
Class C	(493,089)	(3,924,590)	(57,407)**	(704,746)**
		$ (688,216,721)		$ (3,933,451,734)
Redemption fees
Class S	-	558,363	-	-
		$ 558,363		$ -
Net increase (decrease)
Class AARP	(25,146)	$ (240,058)	25,146*	$ 320,149*
Class S	(7,190,080)	(60,469,898)	(10,472,689)	(199,088,798)
Class A	246,740	1,561,100	47,836**	413,888**
Class B	7,976	60,027	10,353**	138,462**
Class C	36,640	250,120	2,277**	24,360**
		$ (58,838,709)		$ (198,191,939)

* For the period from October 2, 2000 (commencement of sales of Class AARP) to December 31, 2000.
** For the period from May 1, 2000 (commencement of sales of Classes A, B and C) to December 31, 2000.
*** On March 31, 2001 Class AARP shares were liquidated.
.

Report of Independent Accountants

To the Board of Directors and the Shareholders of The Japan Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights included herein, present fairly, in all material respects, the financial position of The Japan Fund (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights of the classes presented for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights presented (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts February 22, 2002	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid foreign taxes of $444,301 and earned $444,301 of foreign source income during the year ended December 31, 2001. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $0.01 per share as foreign taxes paid and $0.01 per share as income earned from foreign sources for the year ended December 31, 2001.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Directors and Officers

The following table presents information about each Director of the fund as of December 31, 2001. Each Director's age is in parentheses after his name. Unless otherwise noted, the address of each Director is c/o Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154. The term of office for each Director is until the next meeting of stockholders called for the purpose of electing Directors and until the election and qualification of a successor, or until such Director sooner dies, resigns or is removed as provided in the governing documents of the fund. Because the fund does not hold an annual meeting of stockholders, each Director will hold office for an indeterminate period.

Non-Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
William L. Givens (72)
Director and Chairman	1978 to present	President, Twain Associates	1	None
Shinji Fukukawa (71)
Director	2001 to present	Chief Executive Officer, Dentsu Institute for Human Studies (think tank)	1	None
Thomas M. Hout (59)
Director	1998 to present	Senior Advisor, Boston Consulting Group	1	None
John F. Loughran (69)
Director	1974 and 1990 to present	Retired 1995; formerly, Senior Advisor for Asia Pacific to J.P. Morgan & Co., Inc.	1	The Industrial Bank of Japan Trust Company
Yoshihiko Miyauchi (66)
Director	1996 to present	Chairman and Chief Executive Officer, ORIX Corporation	1	ORIX Auto Leasing Corp.
ORIX Alpha Corporation
ORIX Rentec Corporation
ORIX Life Insurance Corporation
ORIX Baseball Club
ORIX Commodities Corporation
NIPPON Venture Company Ltd.
Nissei Leasing Co.
ORIX Asia Ltd.
ORIX Taiwan Corp.
Thai ORIX Leasing Corp.

William V. Rapp (62)
Director	1991 to present	President, WV Research Associates; Research Professor and Chair, Henry J. Leir International Trade and Business School of Management, New Jersey Institute of Technology; Senior Research Fellow, Columbia University; Fulbright Professor, Ritsumeikan University (until 1999); Managing Director, Rue Associates (1991-1999); Academic Director, Yale University (1996-1999)	1	Center on Japan Economy and Business
Takeo Shiina (72)
Director	1998 to present	Senior Advisor, IBM Japan, Ltd.	1	Hoya Corporation; Proudfoot Consulting

Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Lynn S. Birdsong[1] (55)
Director and President	2000 to present	Managing Director, Zurich Scudder Investments, Inc.	1	None
Yasuo Kanzaki[2] (70)
Director	2001 to present	Special Advisor, Nikko Salomon Smith Barney; formerly, Chairman Emeritus, The Nikko Research Center Ltd. (until 2001)	1	None

1 Mr. Birdsong is considered an "interested person" because of his affiliation with the fund's investment manager.
2 Mr. Kanzaki is considered an "interested person" because of his affiliation with a broker-dealer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Directors. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York, 10154. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Lynn S. Birdsong (55)
President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Elizabeth van Caloen (48)
Vice President	1991 to present	Managing Director, Zurich Scudder Investments, Inc.
Seung Kwak (40)
Vice President	1994 to present	Managing Director, Zurich Scudder Investments, Inc.
Miyuki Wakatsuki (65)
Vice President	1994 to present	Vice President, Zurich Scudder Investments, Inc.
Sean Lenihan (37)
Vice President	2001 to present	Vice President, Zurich Scudder Investments, Inc.
Gina Provenzano (59)
Vice President and Treasurer	1978 to present	Assistant Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Secretary	1991 to present	Managing Director, Zurich Scudder Investments, Inc.
John R. Hebble (43)
Assistant Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Maureen E. Kane (39)
Assistant Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Assistant Vice President of State Street Bank and Trust Company; Associate Staff Attorney of FMR Corp.

Account Management Resources

Legal Counsel

Davis Polk & Wardwell

450 Lexington Avenue New York, NY 10017
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219557 Kansas City, MO 64121
Custodian and Fund Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street Boston, MA 02109
Independent Accountants

PricewaterhouseCoopers LLP

160 Federal Street Boston, MA 02109
Principal Underwriter

Scudder Distributors, Inc.

222 South Riverside Plaza Chicago, IL 60606 www.scudder.com